                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)          June 15, 1999

                      SOUTHPOINT STRUCTURED ASSETS, INC.
            (Exact Name of Registrant as Specified in its Charter)

                                   DELAWARE
                (State or Other Jurisdiction of Incorporation)


         333-09883                                     51-6503749
  (Commission File Number)                  (I.R.S. Employer Identification No.)


50 North Front Street, Memphis Tennessee                 38103
(Address of Principal Executive Offices)               (Zip Code)


                                (901) 524-4100
             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)


Item 5.    Other Events.

           None.

Item 7.    Financial Statements and Exhibits
           (c)  Exhibits

Exhibit No.     Document Description

99.1       Report to Certificateholders dated as of June 15, 1999.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          SOUTHPOINT STRUCTURED ASSETS, INC.


                         By:   /s/ C. David Ramsey
                               -------------------
                                   C. David Ramsey
                                       President

     Dated:  June 25, 1999